UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2006



                        Franklin Street Properties Corp.
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               (Exact Name of Registrant as Specified in Charter)


           Maryland                 001-32470              04-3578653
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    (State or Other Juris-         (Commission            (IRS Employer
  diction of Incorporation)        File Number)        Identification No.)


401 Edgewater Place, Suite 200, Wakefield, Massachusetts    01880-6210
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        (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (781) 557-1300


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         (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On June 1, 2006, Franklin Street Properties Corp. ("FSP Corp.") announced the sale of three properties. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

      See Exhibit Index attached hereto.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FRANKLIN STREET PROPERTIES CORP.

Date:  June 1, 2006                    By: /s/ George J. Carter
                                           -------------------------------------
                                           George J. Carter
                                           President and Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.                Description
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99.1                       Press Release issued by FSP Corp. on June 1, 2006.


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